SECOND AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT

      THIS SECOND AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT AND AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) dated as of February 7, 2005, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).

      WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004 (as amended, the “Loan Agreement”);

      WHEREAS, the Company, the Subsidiary Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Security Agreement dated as of August 10, 2004 that secures the Obligations under the Loan Agreement, as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004 (as amended, the “Security Agreement”); and

      WHEREAS, the Company intends to organize a new subsidiary (“CVG Acquisition LLC”) for the purpose of acquiring certain of the assets of Mayflower Vehicle Systems, Inc., Mayflower Vehicle Systems Michigan, Inc., Wayne Stamping and Assembly LLC and Wayne Orrville Investments LLC (collectively, the “Sellers”) under that certain Agreement of Purchase and Sale dated as of February 7, 2005 between the Sellers and the Company and CVG Acquisition LLC; and

      WHEREAS, the Company, the Subsidiary Borrowers and the Foreign Currency Borrowers have requested that the Banks increase their Commitments under the Loan Agreement to provide financing for the Acquisition (defined below) and the Banks have agreed to do so upon the terms and subject to the conditions set forth in this Amendment; and

      WHEREAS, the Company intends that CVG Acquisition LLC will become a Subsidiary Borrower under the Loan Agreement pursuant to the terms of the Loan Agreement and an Assumption Letter of even date herewith to be executed by CVG Acquisition LLC, as a New Subsidiary Borrower, and the Agent; and

      WHEREAS, the assets acquired by CVG Acquisition LLC in the Acquisition are to become a part of the Collateral under the Loan Agreement and the Security Agreement;

      WHEREAS, certain lenders, namely KeyBank National Association, LaSalle Bank National Association and Credit Suisse First Boston, acting through its Cayman Islands Branch (collectively, the “New Banks”) are to be added as “Banks” under the Loan Agreement; and

      WHEREAS, the parties desire to amend certain other provisions of the Loan Agreement and the Security Agreement;

      NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.

      2. Concerning the New Banks.

     (a) Addition of New Banks. Subject to the conditions set forth in Section 6 hereof, upon and after the Effective Date (defined below), each of the New Banks hereby becomes a party, as a Bank, to the Loan Agreement with Commitments as stated in the amended Schedule 1.1(b) to the Loan Agreement attached hereto as Exhibit A, and the parties hereto, other than the New Banks, each acknowledge and consent to such actions by the New Banks. Upon and after the Effective Date, the New Banks shall each be a Bank under the Loan Agreement and the other Loan Documents to which the Banks are parties and shall have all of the rights, privileges and benefits of a Bank under the Loan Agreement and the other Loan Documents, and all of the duties of a Bank thereunder, in each case as if such New Bank had been initially a party to the Loan Agreement. Upon the Effective Date (defined below), the New Banks shall make Advances as calculated by the Agent so that their outstanding Advances are equal to their ratable shares of all Advances outstanding on such date and the Agent shall distribute the proceeds of such Advances to the existing Banks as applicable in accordance with their ratable share of all Advances outstanding on the Effective Date, in each case after giving effect to this Amendment, but prior to any additional Advances requested by the Borrowers to be made (if any) on the Effective Date.

     (b) Interest and Fees. From and after the Effective Date, all interest and all Revolving Commitment Fees and Letter of Credit Fees accrued under Section 2.16 of the Loan Agreement for the billing period in which the Effective Date falls shall be paid to the Agent as provided in the Loan Agreement, and distributed by the Agent (i) with respect to amounts accrued before the Effective Date, to the Banks (other than the New Banks) and (ii) with respect to amounts accrued on or after the Effective Date, to the New Banks and the other Banks in accordance with the terms of the Loan Agreement.

     (c) Copies of Loan Documents. The Agent represents and warrants to the New Banks that the copies of the Loan Documents and the related agreements, certificates, and opinion letters previously delivered to the New Banks are true and correct copies of the Loan Documents and related agreements, certificates, and opinion letters executed by and/or delivered in connection with the closing of the credit facilities contemplated by the Loan Agreement, other than the Fee Letter.

     (d) No Representation or Warranty by Banks. The New Banks agree and acknowledge that no Bank nor the Agent nor the Syndication Agent (i) makes any representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto or (ii) makes any representation or warranty and assume any responsibility with respect to the financial condition of the Borrowers, or the performance or observance by the Borrowers or any other Person of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

     (e) No Reliance By New Banks. Each of the New Banks (i) confirms to each other New Bank, each other Bank, the Agent and the Syndication Agent that it has received a copy of the Loan Documents together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; and (ii) acknowledges that it has, independently and without reliance upon the Agent, the Syndication Agent or any other Bank or New Bank and instead in reliance upon its own review of such documents and information as the New Bank deems appropriate, made its own credit analysis and decision to enter into this Amendment and the Loan Documents and agrees that it will, independently and without reliance upon the Agent, the Syndication Agent or any other Bank or New Bank, and based on such documents and information as each New Bank shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Documents.

      3. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

     (a) The following definitions of “Acquisition”, “Acquisition Documents”, “Asset Purchase Agreement”, “CVG Acquisition LLC”, “CVG Management Corporation” “Related Agreements” and “Sellers” are added to Section 1.1 of the Loan Agreement is appropriate alphabetical order:

        “Acquisition”: The acquisition by CVG Acquisition LLC of certain of the assets of Sellers under the terms of the Asset Purchase Agreement.

        “Acquisition Documents”: All documents executed and delivered by CVG Acquisition LLC, the Company and the Sellers in connection with the Acquisition, including, without limitation the Asset Purchase Agreement.

        “Asset Purchase Agreement”: That certain Agreement of Purchase and Sale dated as of February 7, 2005 among CVG Acquisition LLC, the Company and the Sellers.

        “CVG Acquisition LLC”: CVG Acquisition LLC, a Delaware limited liability company, a Subsidiary of the Company.

        “CVG Management Corporation”: CVG Management Corporation, a Delaware corporation, a Subsidiary of the Company.

        “Related Agreements”: All agreements executed and delivered in connection with the Merger.

        “Sellers”: Collectively, Mayflower Vehicle Systems, Inc., a Delaware corporation, Mayflower Vehicle Systems Michigan, Inc., a Nevada corporation, Wayne Stamping and Assembly LLC, an Ohio limited liability company, and Wayne Orrville Investments LLC, an Ohio limited liability company.

        The last sentence of the definition of EBITDA in Section 1.1 of the Loan Agreement is amended in its entirety to read as follows:

        For the three fiscal quarters ending on the following dates, EBITDA shall be deemed to be the respective amounts indicated: June 30, 2004 $16,821,000; September 30, 2004 $20,547,000; and December 31, 2004 $21,087,000.

        The definitions of “Term Loan Termination Date” and “Termination Date” in Section 1.1 of the Loan agreement are amended in their entireties to read as follows:

“Term Loan Termination Date”: The earlier of (a) December 31, 2010 and (b) the date on which all the Obligations become immediately due and payable pursuant to Section 7.2 hereof.

“Termination Date”: The earliest of (a) January 31, 2010, (b) the date on which the Revolving Commitments are terminated pursuant to Section 7.2 hereof or (c) the date on which the Revolving Commitment Amounts are reduced to zero pursuant to Section 2.13 hereof.

        The following definitions in Section 1.1 of the Loan Agreement are amended to correct the cross-references to other sections of the Loan Agreement, as indicated:

“Holding Account” by amending the reference to Section 2.7(b) to read Section 2.8.

“Letter of Credit Fee” by amending the reference to Section 2.15(c) to read Section 2.16(c).

“Other Taxes” by amending the reference to Section 2.26(b) to read Section 2.27(b).

“Replaced Bank” and “Replacement Bank” by amending the reference in each to Section 2.25 to read Section 2.26.

“Revolving Commitment Amount” by amending the reference to Section 2.13 to read Section 2.14.

“Revolving Commitment Fees” by amending the reference to Section 2.15 to read Section 2.16.

“Subsidiary Borrowers” by amending the reference to Section 2.2 to read Section 3.3.

“Swingline Commitment” and “Swingline Loan” by amending the reference in each to Section 2.1(c) to read Section 2.1(d).

“Taxes” by amending the reference to Section 2.26(a) to read Section 2.27(a).

“Termination Date” by amending the reference to Section 2.13 to read Section 2.14.

        (b) The third sentence of Section 2.2(c) is amended in its entirety to read as follows:

        Such notice of borrowing shall specify (i) the date of the requested Term Loan (Foreign Currency) and (ii) the duration of the initial Interest Period applicable thereto.

        (c) Sections 2.7 (b) and (c) of the Loan Agreement are hereby amended in their entireties to read as follows:

              2.7 (b) The unpaid principal balance of the Term Loans shall be payable on the last day of each calendar quarter as follows:

from March 31, 2005 through December 31, 2005	$3,530,207.75

from March 31, 2006 through December 31, 2006	$4,213,473.75

from March 31, 2007 through December 31, 2007	$5,010,617.50

from March 31, 2008 through December 31, 2008	$5,921,638.75

from March 31, 2009 through December 31, 2009	$6,832,660.25

from March 31, 2010 through September 30, 2010	$7,515,926.25

and on the Term Loan Termination Date	All unpaid principal plus accrued and unpaid interest

        2.7 (c) The unpaid principal balance of the Term Loans (Foreign Currency) shall be payable on the last Eurocurrency Business Day of each calendar quarter as follows:

from March 31, 2005 through December 31, 2005	£183,429.38
from March 31, 2006 through December 31, 2006	£218,931.84
from March 31, 2007 through December 31, 2007	£260,351.39
from March 31, 2008 through December 31, 2008	£307,688.00
from March 31, 2009 through December 31, 2009	£355,024.62
from March 31, 2010 through September 30, 2010	£390,527.08
and on the Term Loan Termination Date	All unpaid principal plus accrued and unpaid interest

        (d) Section 2.19 of the Loan Agreement is amended by adding the following at the end thereof:

        The proceeds of the increased amount of the Term Loan as added by the Second Amendment to this Agreement and Revolving Loans made on the effective date of the Second Amendment to this Agreement shall be used to finance the Acquisition and to pay expenses and costs related to the Acquisition.

        (e) Section 4.1(a) is amended by adding the following language at the end thereof before the semi-colon “except as otherwise allowed in Section 5.4(a)”.

        (f) Section 4.18 of the Loan Agreement is amended by inserting after the clause “subsection 6.4(k)” the clause “or subsection 6.4(v)” and by deleting therefrom the clause “Section 4.12” and inserting in its place the clause “Section 5.12”.

        (g) Section 5.9 of the Loan Agreement is amended to add the following at the end thereof before the period:

        ; provided, further, that CVG Acquisition LLC shall additionally permit the representatives or independent contractors of the Agent to conduct a collateral audit of CVG Acquisition LLC’s Property at the Borrower’s expense by March 31, 2005.

        (h) Section 5.10 of the Loan Agreement is amended in its entirety to read as follows:

      Section 5.10 Use of Proceeds. The Borrowers shall use the proceeds of the Loans solely as follows: (a) to refinance certain Indebtedness, (b) to pay costs and expenses of the Related Transaction and costs and expenses required to be paid pursuant to Section 3.1(f), (c) to finance the Acquisition and to pay costs and expenses related thereto and (d) for working capital and other general corporate purposes not in contravention of any Requirement of Law and not in violation of this Agreement.

        (i) Section 5.12(c) of the Loan Agreement is amended by deleting therefrom the date “December 31, 2004” and inserting in its place the date “March 31, 2005”.

        (j) Section 6.1(a) of the Loan Agreement is amended by deleting therefrom the clause “on the Closing Date and”.

        (k) Section 6.1 of the Loan Agreement is amended by (i) deleting the “and” at the end of clause (u) thereof, (ii) deleting the period at the end of clause (v) thereof and adding “; and” to the end of such clause, and (iii) adding the following clause (w) at the end of such Section 6.1:

               (w) Liens with respect to Property consigned to or from third parties.

        (l) Section 6.2(b) of the Loan Agreement is amended by deleting therefrom the clause “Section 2.7” and inserting in its place the clause “Section 2.8”.

        (m) Section 6.4 of the Loan Agreement is amended by (i) deleting the word “Acquisitions” in subclause (ii) thereof and inserting in its place the word “acquisitions”, and (ii) adding at the end of Section 6.4 the following new subsection 6.4 (y):

               (y) the Acquisition.

        (n) Section 6.4(m) of the Loan Agreement is amended by deleting therefrom the clause “existing on the Closing Date and” and Sections 6.4(k) and 6.4 (v) of the Loan Agreement are amended by deleting from each “Section 5.12” and inserting in its place “Section 5.15”.

        (o) Section 6.5(c) of the Loan Agreement is amended by deleting therefrom the clause “existing on the Closing Date and”.

        (p) Section 6.6(c) of the Loan Agreement is amended by deleting therefrom the clause “entered into on or prior to the Closing Date and”.

        (q) Section 6.9 (b) of the Loan Agreement is amended by deleting therefrom “Section 5.13” and inserting in its place “Section 5.12(c), and Section 6.9(c) of the Loan Agreement is amended by deleting therefrom the clause “existing as of the Closing Date and”.

        (r) Section 6.9(g) of the Loan Agreement is amended by deleting therefrom the clause “Acquisitions permitted hereunder” and inserting in its place the clause “Permitted Acquisitions (including the Acquisition)”.

        (s) Section 6.10(e) of the Loan Agreement is amended by deleting therefrom the clause “described in Section 6.10”.

        (t) Section 6.13 of the Loan Agreement is amended to read in its entirety as follows:

Section 6.13 Change in Structure. Except (i) as expressly permitted under Section 5.4(a) and 6.3, (ii) for the UK Restructuring Transaction so long as (x) no Event of Default is continuing, (y) the Borrower’s Agent has given the Agent not less than 10 days’ written notice prior to the consummation thereof and (z) the Borrower’s Representative has delivered to the Agen any documents requested by the Agent of the type specified in Section 5.15, the Borrowers shall not and shall not permit any of their Subsidiaries to, make any material changes in their equity capital structure (including in the terms of its outstanding stock), or amend any of their Organization Documents in any material respect or in any respect adverse to the Agent or Banks in their capacity as such, except that National Seating Company (currently a Subsidiary of Bostrom International, Ltd.) may become a Subsidiary owned directly by the Company and (iii) the consummation of a reverse stock split with respect to the Subsidiaries of the Company.

        (u) Section 6.15(a) of the Loan Agreement is amended by adding after the phrase “Related Agreement” the phrase “or Acquisition Document” each time it appears.

        (v) Section 6.18 of the Loan Agreement is amended in its entirety to read as follows:

Section 6.18 Capital Expenditures. The Borrowers and their Subsidiaries shall not make Capital Expenditures for any fiscal year in an aggregate amount in excess of $20,000,000.

        (w) Section 6.19 of the Loan Agreement is amended in its entirety to read as follows:

        Section 6.19 Total Leverage Ratio. The Borrowers shall not permit the Total Leverage Ratio as of the last day of any fiscal quarter ending during the following periods for the four fiscal quarter period then ended to be greater than the ratio set forth below for such period:

Fiscal Quarters	Maximum Total
Ending	Leverage Ratio
March 31, 2005 through September 30, 2005	3.00 to 1.00
December 31, 2005 through September 30, 2006	2.75 to 1.00
December 31, 2006 and each fiscal quarter thereafter	2.50 to 1.00

        (x) Section 6.20 of the Loan Agreement is amended in its entirety to read as follows:

        Section 6.20 Fixed Charge Coverage Ratio. The Company shall not permit its Fixed Charge Coverage Ratio:

        (a) measured on a year to date basis at the end of each fiscal quarter commencing March 31, 2005 through September 30, 2005, to be less than 1.30 to 1.00; and

        (b) for the twelve months then ended measured at the end of each fiscal quarter commencing December 31, 2005, to be less than 1.30 to 1.00.

        (y) Section 6.21 of the Loan Agreement is amended in its entirety to read as follows:

        Section 6.21 Interest Coverage Ratio. The Company shall not permit its Interest Coverage Ratio:

        (a) measured on a year to date basis at the end of each fiscal quarter commencing March 31, 2005 through September 30, 2005, to be less than 2.50 to 1.00; and

        (b) for the twelve months then ended measured at the end of each fiscal quarter commencing December 31, 2005, to be less than 2.50 to 1.00.

        (z) Section 7.2 of the Loan Agreement is amended by deleting therefrom the clause “or 7.1(m)(iv)” and inserting in its place the clause “or 7.1(h)(iv)”.

        (aa) Section 7.4 of the Loan Agreement is amended to read in its entirety as follows:

        Section 7.4 Cash Collateral for Letters of Credit. If an Event of Default has occurred and is continuing or this Agreement (or the Revolving Loan Commitment) shall be terminated for any reason, then the Agent, at the request of the Required Banks, shall, demand (which demand shall be deemed to have been delivered automatically upon any acceleration of the Loans and other obligations hereunder pursuant to Section 7.2 hereof or upon payment in full of the Term Loans and the Term Loans (Foreign Currency)), and the Borrower shall thereupon deliver to the Agent, to be held for the benefit of the Agent and the Banks entitled thereto, an amount of cash equal to 105% of the face amount of outstanding Letters of Credit as additional collateral security for the Borrowers’ Obligations in respect of any outstanding Letters of Credit. The Agent may at any time upon notice to the applicable Letter of Credit Bank apply any or all of such cash and cash collateral to the payment of any Unpaid Drawings. Pending such application, the Agent shall deposit the same in the Holding Account for application as provided in this Agreement.

        (bb) Section 8.6(b) of the Loan Agreement is amended by deleting therefrom the clause “paragraph (b) below” and inserting in its place the clause “paragraph (c) below”.

        (cc) Each of Schedules 1.1(b), 4.2, 4.7, 4.10, 4.12, 4.17, 6.01, 6.4, 6.5 and 6.6 to the Loan Agreement are hereby replaced in their entireties with Schedules 1.1(b), 4.2, 4.7, 4.10, 4.17, 6.01, 6.4, 6.5 and 6.6 that are attached to this Second Amendment and Exhibit 5.2(a) to the Loan Agreement is hereby replaced in its entirety with Exhibit 5.2(a) to this Second Amendment.

      4. Replaced Notes. Upon the Effective Date, the Agent, the Syndication Agent and the Banks shall mark their existing Revolving Notes, Term Notes and Term Notes (Foreign Currency) (but not the Swingline Note) “cancelled” and return them to the Company on request.

      5. Amendments to Security Agreement. The Security Agreement is hereby amended as follows:

        (a) To add each of CVG Acquisition LLC and CVG Management Corporation thereto as a Grantor. By its signature on this Amendment CVG Acquisition LLC hereby grants to the Secured Parties a security interest in the Collateral defined in the Security Agreement and hereby becomes a party to the Security Agreement as a Grantor, the same as if CVG Acquisition LLC originally signed the Security Agreement and CVG Acquisition LLC hereby affirms all representations, warranties and all other provisions of the Security Agreement, including, without limitation, the security interest granted thereunder. By its signature on this Amendment CVG Management Corporation hereby grants to the Secured Parties a security interest in the Collateral defined in the Security Agreement and hereby becomes a party to the Security Agreement as a Grantor, the same as if CVG Management Corporation originally signed the Security Agreement and CVG Management Corporation hereby affirms all representations, warranties and all other provisions of the Security Agreement, including, without limitation, the security interest granted thereunder.

        (b) To add a pledge by the Company of the Equity Interest of CVG Acquisition LLC, CVG Logistics, LLC and CVG Management Corporation. By its signature on this Amendment the Company hereby pledges to the Secured Parties the issued and outstanding Equity Interest of CVG Acquisition LLC, CVG Logistics, LLC and CVG Management Corporation and Schedule 1 to the Security Agreement is amended to add the following thereto:

Holder of	Issuer of		Stock	Equity	Equity
Equity	Equity	Interest	Certificate	Interest	Interest
Interest	Interest	Pledged	Number	Issued	Authorized	Par Value
Commercial Vehicle Group, Inc.	CVG Acquisition LLC	Membership	Not certificated	1 Member	1 Member	Not applicable

Commercial Vehicle Group, Inc.	CVG Logistics, LLC	Membership	Not certificated	1 Member	1 Member	Not applicable

Commercial Vehicle Group, Inc.	CVG Management Corporation	Shares		100 Shares	100 Shares	$.01

Commercial Vehicle Group, Inc.	National Seating Company	shares	488, 487, 37, 38	1705,838.803 Shares		$.01

        (c) Section 2(m) of the Security Agreement is amended deleting the word “or” after subclause (iii), and by adding the word “or” after the end of subclause (iv) and adding the following immediately thereafter:

     “(v) any Equity Interests held by a Grantor in a Foreign Subsidiary in excess of 65% of such entity’s outstanding Equity Interests”.

        (d) Section 6 of the Security Agreement is amended by deleting from the fifth line thereof the number “3” and inserting in its place the number “5”.

        (e) Section 9 of the Security Agreement is amended by adding the following language after “Loan Documents” in the eighth line thereof: “and Collateral acquired in connection with the Acquisition which is consigned to third parties and as consigned in the future”.

        (f) Section 11(a) is amended by adding the following language at the beginning of subclause (v): “use commercially reasonable efforts to” and by adding the following language after the word “Equipment” in the last line thereof “with a value in excess of $50,000”.

      6. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of February 7, 2005 (the “Effective Date”), provided the Agent shall have received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and all of the Banks and the New Banks (when used hereinafter the term “Banks” shall include the New Banks), and the following conditions are satisfied:

        (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.

        (b) After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.

        (c) No Material Adverse Effect shall have occurred since August 10, 2004.

        (d) No revisions shall have been made to the articles of incorporation or bylaws of any of the Borrowers since August 10, 2004 (except CVG Acquisition LLC, CVG Logistics, LLC, CVG Management Corporation, and except for those made in conjunction with the merger of Trim Systems L.L.C. and Tempress, Inc. with and into Trim Systems Operating Corp.).

        (e) The Agent shall have received the following or shall receive the following substantially simultaneously with the execution and delivery of this Amendment, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:

               (i) new Revolving Notes, Term Notes and Term Notes (Foreign Currency) payable to each Bank (the “New Notes”) duly executed by the Borrowers;

               (ii) a secretary’s or assistant secretary’s certificate from the Company and each Subsidiary Borrower certifying resolutions of the board of directors, managers or member of each such Borrower authorizing the increased borrowings under this Amendment, the execution, delivery and performance of this Amendment and all documents contemplated hereunder, and certifying the designation of Authorized Officers to execute the Credit Agreement, Loan Documents and amendments thereto;

               (iii) true, correct and complete copies of the Acquisition Documents, including, without limitation, copies of deeds in recordable form covering any real property acquired by CVG Acquisition LLC in the Acquisition and owners title insurance policies or commitments covering the same, Phase 1 Environmental Reports covering such real property, and surveys and appraisals of such real property in form and substance reasonably satisfactory to the Agent;

               (iv) an opinion of counsel to the Borrowers, CVG Acquisition LLC and CVG Management Corporation covering such matters as reasonably requested by the Agent and in form and substance reasonably satisfactory to the Agent;

               (v) an Assumption Letter in the required form duly executed by CVG Acquisition LLC and an Assumption Letter in the required form duly executed by CVG Management Corporation;

               (vi) ACORD 27 and ACORD 25 certificates of insurance with respect to each of the businesses and real properties of CVG Acquisition LLC in such amounts and with such carriers as shall be reasonably acceptable to the Agent;

               (vii) Evidence that the Company’s EBITDA for the 12 months prior to the Effective Date was not less than $65,000,000;

               (viii) evidence that the Total Leverage Ratio as of the Effective Date is not more than 2.75;

               (ix) such other documents, instruments and approvals as the Agent may reasonably request, including, without limitation, certified copies of the Articles of Organization of CVG Acquisition LLC, a copy of CVG Acquisition LLC’s bylaws or operating agreement, if any, certified by the Secretary or Assistant Secretary of CVG Acquisition LLC, certificate of good standing for CVG Acquisition LLC, secretary’s certificate regarding incumbency of officers of CVG Acquisition LLC and authorization resolutions for CVG Acquisition LLC to execute and deliver the Acquisition Documents, the Assumption Letter and this Amendment and certified copies of the Articles of Incorporation of CVG Management Corporation, its bylaws and any other governance documents of CVG Management Corporation, if any, certified by the Secretary or Assistant Secretary of CVG Management Corporation and a certificate of good standing from CVG Management Corporation’s state of incorporation and a secretary’s certificate regarding incumbency of officers of CVG Management Corporation and authorization resolutions for CVG Management Corporation for its execution delivery of this Amendment and the Assumption Letter; and

               (x) an Aircraft Security Agreement in form and substance reasonably satisfactory to the Agent covering that certain aircraft acquired by the Company through a new Subsidiary of the Company known as CVG Logistics, LLC (“Logistics”) duly executed by Logistics, together with certified copies of the Articles of Organization and any governance documents of Logistics and a certificate of the member of Logistics authorizing execution and delivery of the Aircraft Security Agreement.

        (f) The following events shall have occurred or shall occur substantially simultaneously with the execution and delivery of this Amendment:

               (i) the Acquisition shall have been consummated;

               (ii) after giving effect to the funding provided on the Effective Date and payment of all costs and expenses of the Acquisition, there shall be a minimum availability under the Borrowing Base of $15,000,000.

      7. Covenant Regarding Collateral. The Company and CVG Acquisition LLC covenant that (a) they shall supply the Agent not later than March 16, 2005: the mortgages (or deeds of trust), lenders’ title insurance commitments and Phase I environmental reports with appropriate reliance letters, copies of leases, if any, covering the real property known as the Kings Mountain Site, the Norwalk Site and the Shadyside Site (each as defined in the Asset Purchase Agreement) acquired in the Acquisition, as well as agreed forms of security agreements with respect to patents, trademarks and copyrights that have been reasonably requested by the Agent prior to the date of this Amendment and, as applicable, as acquired in the Acquisition; and (b) they shall use their commercially reasonable efforts (i) to obtain by such date any landlord waivers regarding leased premises at which Equipment and/or Inventory of a value in excess of $50,000 is located, and (ii) to complete and file by such date the security agreements based upon the forms agreed upon as described in clause (a) above with respect to patents, trademarks and copyrights, that have been requested by the Agent prior to the date of this Amendment. Failure by the Borrowers to comply in all material respects with this covenant shall constitute an Event of Default under the Loan Agreement.

      8. Waivers. Pursuant to the provisions of Section 5.3 of the Loan Agreement the Company is required to give notice to the Agent and each Bank of the occurrence of the events set out in such Section 5.3 within 5 days after a Responsible Officer becomes aware thereof. The Company has informed the Agent and the Banks that it failed to give notice to the Agent and the Banks within 5 days after the Company formed the following wholly owned Subsidiaries (or Subsidiaries owned by wholly owned Subsidiaries): CVG Logistics, LLC (formed October 28, 2004), CVG Acquisition LLC (formed November 18, 2004), CVG Management Corporation (formed December 13, 2004) and CVG Vehicle Component (Shanghai) Co. Ltd. (formed August 26,2004). The Company also acquired the outstanding capital stock of National Seating Company from Bostrom Limited and failed to give the Agent and each Bank notice thereof pursuant to Section 5.3. The Company also failed to put in place the interest rate protection agreements required in Section 5.12(c) of the Loan Agreement by December 31, 2004. In addition, Commercial Vehicle Systems, Inc., a Subsidiary Borrower, sold a parcel of real estate located at 1140 N.W. 3rd Ave., Canby, Oregon in violation of Section 6.2 of the Loan Agreement. The failure to give the notices regarding formation of the Subsidiaries listed above pursuant to Section 5.3 of the Loan Agreement, the transfer or acquisition of the shares of National Seating Company without notice under Section 5.3 of the Loan Agreement, the failure to put in place the interest rate protection agreements required under Section 5.12(c) and the sale of the real estate located in Canby, Oregon in violation of Section 6.2 of the Loan Agreement are each Events of Default under Section 7.1(c) of the Loan Agreement. The failure to deliver the stock certificates for the newly formed subsidiaries and the reissued certificates for National Seating Company within the time required under Section 6 of the Security Agreement are each Defaults or Events of Default under Section 7.1(d) of the Loan Agreement. All the Defaults and Events of Default described in the forgoing provisions of this Section 8 are the “Existing Defaults”. The Agent and the Banks hereby waive the Existing Defaults. This waiver is limited to the express terms hereof and shall not extend to any other Default, Event of Default or period. This waiver is not, and shall not be deemed, a course of dealing or performance upon which the Borrowers may rely with respect to any other Default, Event of Default or request for a waiver and the Borrowers hereby waive any such claim.

      9. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and the New Notes are within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment and the New Notes have been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity); and (iii) no Events of Default or Default exist and are continuing that have not been waived in writing in this Amendment.

      10. General.

        (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and the New Notes and any other document required to be furnished herewith, and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the New Notes, which obligations of the Company shall survive any termination of the Loan Agreement.

        (b) This Amendment may be executed in as many counterparts (including via facsimile) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.

        (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

        (d) The validity, construction and enforceability of this Amendment and the New Notes shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.

        (e) This Amendment and the New Notes shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.

[remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.

By	/s/ CHAD M. UTRUP

Title	CFO

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

COMMERCIAL VEHICLE SYSTEMS, INC.

By	/s/ CHAD M. UTRUP

Title	CFO

NATIONAL SEATING COMPANY

By	/s/ CHAD M. UTRUP

Title	CFO

TRIM SYSTEMS OPERATING CORP.

By	/s/ CHAD M. UTRUP

Title	CFO

[Signature Page to Second Amendment to Loan Agreement]

CVS HOLDINGS, INC.

By	/s/ CHAD M. UTRUP

Title	CFO

TRIM SYSTEMS, INC.

By	/s/ CHAD M. UTRUP

Title	CFO

CVG ACQUISITION LLC

By	/s/ CHAD M. UTRUP

Title	CFO

CVG MANAGEMENT CORPORATION

By	/s/ CHAD M. UTRUP

Title	CFO

[Signature Page to Second Amendment to Loan Agreement]

FOREIGN CURRENCY BORROWERS:
COMMERCIAL VEHICLE SYSTEMS LIMITED

By	/s/ CHAD M. UTRUP

Title	CFO

[Signature Page to Second Amendment to Loan Agreement]

KAB SEATING LIMITED

By	/s/ CHAD M. UTRUP

Title	CFO

BOSTROM LIMITED

By	/s/ CHAD M. UTRUP

Title	CFO

BOSTROM INTERNATIONAL LIMITED

By	/s/ CHAD M. UTRUP

Title	CFO

CVS HOLDINGS LIMITED

By	/s/ CHAD M. UTRUP

Title	CFO

[Signature Page to Second Amendment to Loan Agreement]

U.S. BANK NATIONAL ASSOCIATION

By	/s/ ROBERT A. ROSATI

Title	Vice President

In its individual corporate capacity and as Agent
Address:
800 Nicollet Mall
Minneapolis, MN 55402
Fax: 612-303-2258
Attention: Robert A. Rosati

[Signature Page to Second Amendment to Loan Agreement]

COMERICA BANK

By	/s/ MATTHEW T. BREIGHT

Title	Vice President

Address:
Comerica Tower
500 Woodward Avenue
Detroit, Michigan 48226
Fax: 313-222-3389
Attention: Matthew T. Breight

[Signature Page to Second Amendment to Loan Agreement]

ASSOCIATED BANK, N.A.

By	/s/ DANIEL HOLZHAUER

Title	AVP

Address:
401 E. Kilbourn Avenue
Suite 400
Milwaukee, WI 53202
Fax: 414-283-2300
Attention: Daniel Holzhauer
E-mail: Daniel.holzhauer@associatedbank.com

[Signature Page to Second Amendment to Loan Agreement]

CITIZENS BANK OF PENNSYLVANIA

By	/s/ JOHN J. LIGDAY, JR.

Title	Vice President

Address:
525 William Penn Place
Room 2910
Pittsburgh, PA 15219-1729
Fax: 412-552-6307
Attention: John J. Ligday Jr.
E-mail: john.ligday@citzensbank.com

[Signature Page to Second Amendment to Loan Agreement]

NATIONAL CITY BANK OF THE MIDWEST

By	/s/ OLIVER J. GLENN

Title	Vice President

Address:
1001 S. Worth; Locator R-J40-4D
Birmingham, Michigan 48009
Fax: 248-901-2097
Attention: Oliver Glenn
E-mail: oliver.glenn@nationalcity.com

[Signature Page to Second Amendment to Loan Agreement]

SUNTRUST BANK

By	/s/ WILLIAM G. HUMPHRIES

Title	Managing Director

Address:
303 Peachtree Street
10th Floor, MC 1928
Atlanta, GA 30308
Fax: 404-658-5989
Attention: William Humphries, Managing Director
E-mail: William.Humphries@suntrust.com

[Signature Page to Second Amendment to Loan Agreement]

PNC BANK, NATIONAL ASSOCIATION

By	/s/ JEFFREY L. STEIN

Title	Vice President

Address:
201 East Fifth Street
Cincinnati, OH 45202
Fax: 513-651-8951
Attention: Jeff Stein
E-Mail: jeffrey.stein@pncbank.com

[Signature Page to Second Amendment to Loan Agreement]

KEYBANK NATIONAL ASSOCIATION

By	/s/ ROGER D. CAMPBELL

Title	Senior Vice President

Address:
88 East Broad Street, 2nd Floor
Columbus, Ohio 43215
Fax: 614-460-3469
Attention: Roger D. Campbell
e-mail: Roger_campbell@keybank.com

[Signature Page to Second Amendment to Loan Agreement]

LASALLE BANK NATIONAL ASSOCIATION

By	/s/ CYNTHIA A. GRAY

Title	Senior Vice President

Address:
135 S. LaSalle Street
Chicago, IL 60603
Fax: 513-929-0923
Attention: Cynthia A. Gray
e-mail: Cynthia.gray@abnamro.com

[Signature Page to Second Amendment to Loan Agreement]

CREDIT SUISSE FIRST BOSTON, acting
through its Cayman Island Branch

By	/s/ THOMAS S. HALL

Title	Vice President

By	/s/ DOREEN BARR

Title	Associate

Address:
Eleven Madison Avenue
New York, New York 10010
Fax: 212-538-6851
Attention: Edward Markowski
e-mail: Edward.markowski@csfb.com

[Signature Page to Second Amendment to Loan Agreement]

SCHEDULE 1.1(B) TO
SECOND AMENDMENT TO
REVOLVING CREDIT AND
TERM LOAN AGREEMENT

Schedule 1.1(b)
to Revolving Credit and
Term Loan Agreement

COMMITMENT AMOUNTS

			Term Loan
		Term Loan	Commitment
	Revolving	Commitment	Amount (Foreign
Bank	Commitment Amount	Amount	Currency)
U.S. Bank National Association	$11,931,818.18	$21,015,606.46	£1,091,969.65
Comerica Bank	$8,522,727.27	$15,011,147.47	£779,978.32
National City Bank of the Midwest	$8,522,727.27	$15,011,147.47	£779,978.32
Sun Trust Bank	$8,522,727.27	$15,011,147.47	£779,978.32
LaSalle Bank National Association	$8,522,727.27	$15,011,147.47	£779,978.32
Citizens Bank of Pennsylvania	$6,818,181.82	$12,008,917.98	£623,982.66
PNC Bank, National Association	$6,818,181.82	$12,008,917.98	£623,982.66
KeyBank National Association	$6,818,181.82	$12,008,917.98	£623,982.66
Associated Bank, N.A.	$5,113,636.36	$9,006,688,48	£467,986.99
Credit Suisse First Boston	$3,409,090.91	$6,004,458.99	£311,991.33

Ex A-1